UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 5, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2016, Applied Optoelectronics, Inc. (the “Company”) executed a Change in Terms Agreement, Notice of Final Agreement and Second Modification to the Construction Loan Agreement (the “Modifications”) with East West Bank (the “Bank”). The Modifications amends and restates in part the Company’s Promissory Note and Construction Loan Agreement which was originally executed with the Bank on January 26, 2015 (the “Original Agreements”) with a subsequent amendment occurring on June 14, 2016 (the “First Modifications”). The Original Agreements provided the Company up to $22 million to finance the construction of the Company’s campus expansion plan. The amount of financing provided by the Bank under the Modifications remains unchanged.

The draw down period end date, under the Modifications, is amended from July 31, 2016 to September 30, 2016. And thereafter, the entire outstanding principal balance shall be converted to a sixty-four (64) month term loan, amended from a sixty (66) month term loan, with principal and interest payments due monthly amortized over three hundred (300) months. The first principal and interest payment is due on October 26, 2016 and will continue on the same day of each month thereafter. The final principal and interest payment is due on January 26, 2022 and will include all unpaid principal and all accrued and unpaid interest.

Except as expressly changed by the Modifications, the terms of the original obligation and subsequent First Modifications, remain unchanged and in full force and effect.

The foregoing description of the Modifications do not purport to be a complete statement of the parties’ rights and obligations under the Modifications and are qualified in its entirety by reference to the full text of the Modifications, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Modifications are incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Change in Terms Agreement, dated October 5, 2016, between Applied Optoelectronics, Inc. and East West Bank.

10.2	Notice of Final Agreement, dated October 5, 2016, between Applied Optoelectronics, Inc. and East West Bank.

10.3	Second Modification to the Construction Loan Agreement, dated October 5, 2016, between Applied Optoelectronics, Inc. and East West Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By: /s/ DAVID C. KUO
David C. Kuo
General Counsel and Secretary

Date: October 7, 2016

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